UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 8, 2006

PremierWest Bancorp
 (Exact Name of Registrant as specified in its charter)

Oregon	000-50332	93 - 1282171
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

503 Airport Road, Medford, Oregon  97504
Address of Principal Executive Office

Registrant's telephone number including area code 541-618-6003

(Former name or former address, if changed since last report) Not applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure.

            On Thursday, March 9, 2006, beginning at approximately 2:15 p.m., Pacific Time, PremierWest Bancorp Chief Executive Officer, John L. Anhorn will participate in a panel discussion at Sandler O'Neill & Partners, L.P. 2006 West Coast Financial Services Conference at the Four Seasons Resort, Aviara, North San Diego, California. The conference can be attended in person by invitation only. A simultaneous webcast of the panel discussions will be available at no charge and can be accessed via http://www.sandleroneill.com">http://www.sandleroneill.com or http://www.iian.ibeam.com/events/thom001/15074/  with registration through Sandler O'Neill.

Item 9.01     Financial Statements and Exhibits.

            (a)        Not applicable.
            (b)        Not applicable.
            (c)        Not applicable.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIERWEST BANCORP (Registrant)

Date: March 8, 2006	By:	/s/ Tom Anderson Tom Anderson Executive Vice President and Chief Financial Officer